SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 9, 2000


         STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2000, providing for the issuance of Amortizing Residential Collateral Mortgage Pass-Through Certificates, Series 2000-BC1)

                    Structured Asset Securities Corporation
           ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                    333-68513-10         74-2440850
----------------------------        -------------      -------------------
(State or Other Jurisdiction         (Commission        (I.R.S. Employer
      Of Incorporation)              File Number)      Identification No.)


      200 Vesey Street
      New York, New York                                   10285
-------------------------------                          ---------
(Address of Principal Executive                         (Zip Code)
           Offices)


         Registrant's telephone number, including area code:  (212) 526-5594

                                   No Change
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     The Registrant registered issuances of Amortizing Residential Collateral Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-68513) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $1,353,485,000 in aggregate principal amount of Class A1, Class A2, Class M1, Class M2, Class B, Class P, Class X and Class R Certificates of its Amortizing Residential Collateral Mortgage Pass-Through Certificates, Series 2000-BC1 on February 9, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 15, 1999, as supplemented by the Prospectus Supplement dated February 7, 2000 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of January 1, 2000, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Norwest Bank Minnesota, National Association as master servicer (the "Master Servicer"), and First Union National Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class M1, Class M2, Class B, Class P, Class X and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain conventional, fixed and adjustable rate, fully amortizing and balloon, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $1,353,485,647.72 as of January 1, 2000 together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

          1.1 Terms Agreement, dated February 7, 2000, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

          4.1 Trust Agreement, dated as of January 1, 2000, between Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer, and First Union National Bank, as Trustee.

          99.1 Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

          99.2 Servicing Agreement, dated as of January 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc., as Servicer.

          99.3 Reconstituted Servicing Agreement, dated as of January 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Option One Mortgage Corporation, as Servicer.

          99.4 Reconstituted Servicing Agreement, dated as of January 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Ocwen Federal Bank FSB, as Servicer.

          99.5 Reconstituted Servicing Agreement, dated as of January 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Ameriquest Mortgage Company, as Servicer.

          99.6 Reconstituted Servicing Agreement, dated as of January 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Life Bank, as Servicer.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               STRUCTURED ASSET SECURITIES
                                     CORPORATION



                               By: /s/ Stanley Labanowski
                                   ----------------------------
                                   Name:  Stanley Labanowski
                                   Title:  Vice President



Dated:  February 18, 2000

                                 EXHIBIT INDEX



Exhibit No.                   Description                       Page No.
-----------                   -----------                       --------


1.1                 Terms Agreement, dated February 7,
                    2000, between Structured Asset
                    Securities Corporation, as
                    Depositor, and Lehman Brothers
                    Inc., as the Underwriter.

4.1                 Trust Agreement, dated as of
                    January 1, 2000, between Structured
                    Asset Securities Corporation, as
                    Depositor, Aurora Loan Services
                    Inc., as Master Servicer, and U.S.
                    Bank National Association, as
                    Trustee.

99.1                Mortgage Loan Sale and Assignment
                    Agreement, dated as of January 1,
                    2000, between Lehman Capital, A
                    Division of Lehman Brothers
                    Holdings Inc., as Seller, and
                    Structured Asset Securities
                    Corporation, as Purchaser.

99.2                Servicing Agreement, dated as of
                    January 1, 2000, between Lehman
                    Capital, A Division of Lehman
                    Brothers Holdings Inc., as Seller,
                    and Aurora Loan Services Inc., as
                    Servicer.

99.3                Reconstituted Servicing Agreement,
                    dated as of January 1, 2000,
                    between Lehman Capital, A Division
                    of Lehman Brothers Holdings Inc.,
                    as Seller, and Option One Mortgage
                    Corporation, as Servicer.

99.4                Reconstituted Servicing Agreement,
                    dated as of January 1, 2000,
                    between Lehman Capital, A Division
                    of Lehman Brothers Holdings Inc.,
                    as Seller, and Ocwen Federal Bank
                    FSB, as Servicer.

99.5                Reconstituted Servicing Agreement,
                    dated as of January 1, 2000,
                    between Lehman Capital, A Division
                    of Lehman Brothers Holdings Inc.,
                    as Seller, and Ameriquest Mortgage
                    Company, as Servicer.

99.6                Reconstituted Servicing Agreement,
                    dated as of January 1, 2000,
                    between Lehman Capital, A Division
                    of Lehman Brothers Holdings Inc.,
                    as Seller, and Life Bank, as
                    Servicer.